Exhibit 10.1

VIRTUAL PIGGY, INC.

NOTE AND WARRANT PURCHASE AGREEMENT

THIS NOTE AND WARRANT PURCHASE AGREEMENT (this “Agreement”), dated as of December 27, 2013, by and between VIRTUAL PIGGY, INC., a Delaware corporation (the “Company”), and [____________] (the "Investor").  The Company and the Investor are sometimes hereinafter referred to together as the “parties” or individually, as a “party”.

WHEREAS, the Company desires to borrower from Investor the sum of [___________] Dollars ($[____________]) (the “Loan”);

WHEREAS, in connection with procurement of the Loan, the Company desires to issue to the Investor the Note (as defined below) and the Warrants (as defined below), and the Investor desires to make the Loan and purchase the Warrants, on the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.      Authorization and Sale of Note and Warrants.

1.1           Authorization of Note and Warrants.  The Company has duly authorized the issuance of (a) a promissory note in the form of Exhibit A hereto (the “Note”) in the original principal amount of $[____________] (the “Loan Amount”), (b) a warrant in the form of Exhibit B hereto (“Warrant A”) exercisable to purchase [____________] ([____________]) shares of the Company’s common stock, $0.0001 par value per share (“Common Stock”), at an exercise price of $0.01 per share, and (c) a warrant in the form of Exhibit C hereto (“Warrant B”) exercisable to purchase [____________] ([____________]) shares of Common Stock at an exercise price of $1.00 per share (Warrant A and Warrant B, collectively, the “Warrants”, and together with the Note, the “Securities”).

1.2           Issuance of Note and Warrants.  In consideration of, and in express reliance upon, the representations, warranties and covenants set forth herein and subject to the terms and conditions set forth in this Agreement, at the Closing, the Company shall issue to the Investor, and the Investor shall procure from the Company, in consideration for the Investor’s funding of the Loan Amount, the Note and the Warrants registered in the name of the Investor.  The Loan Amount shall be delivered at the Closing by wire transfer of immediately available funds to the following account:

[____________]

1.3           Closing.  The closing of the issuance of the Securities pursuant to this Agreement (the “Closing”) shall take place virtually by exchange of electronic signatures (with originals followed by overnight courier) on the date hereof, or at such other time, date and place as are mutually agreeable to the Company and the Investor.  The date of the Closing is hereinafter referred to as the “Closing Date.”

2.           Representations and Warranties of the Company.  As a material inducement to the Investor to enter into and perform its obligations under this Agreement, the Company represents and warrants to the Investor as of the date hereof as follows:

2.1           Organization, Good Standing and Qualification.  The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted and as currently proposed to be conducted.  The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify is reasonably likely to have a material adverse effect on the business, properties, or financial condition of the Company (a “Material Adverse Effect”).

2.2           Authorization.  All corporate action on the part of the Company and its stockholders, directors and officers necessary for the authorization, execution and delivery of, and performance under, this Agreement and the Securities has been taken.

2.3           Enforceability. This Agreement and each of the Securities constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally or by equitable principles, (b) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies, and (c) to the extent that the enforceability of the indemnification provisions may be limited by applicable laws; provided, however, in the case of subparagraphs (b) and (c), the Company waives all such limitations to the maximum extent permitted by applicable law.

2.4           Consents.  No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority or any other person or entity is required in connection with the consummation of the transactions contemplated by this Agreement, except for compliance with notice filing and other requirements under federal and applicable state securities laws.

2.5           Brokers.  No broker, investment banker, financial advisor or other person is entitled to any broker’s, finder’s or other similar fee or commission in connection with this Agreement or the transactions contemplated hereby based upon arrangements made by or on behalf of the Company.

2.6           No Violation of Law.  The execution, delivery and performance by the Company of this Agreement, including the Company’s obligations with respect to the Securities will not result in any violation of any agreement, indenture, instrument, license, judgment, decree, order, law, statute, ordinance or other governmental rule or regulation applicable to the Company.

2.7           No Actions.  There are no pending or, to the best of the Company’s knowledge after due and diligent inquiry, threatened actions or proceedings before any court, judicial body, administrative agency or arbitrator which may materially adversely affect the Company’s performance of its obligations with respect to this Agreement and the Securities.

2.8           Offering Exemption.  Based in part on the representations of the Investor set forth in Section 3 below, the offer, sale and issuance of the Securities in conformity with the terms of this Agreement are exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) and are exempt from the qualification or registration requirements of applicable state securities laws.  Neither the Company nor any agent on its behalf has solicited or will solicit any offers to sell or has offered to sell or will offer to sell all or any part of the Securities to any person or entity so as to bring the sale of such Securities by the Company within the registration provisions of the Securities Act or any state securities laws.

3.            Representations and Warranties of the Investor.  As a material inducement to the Company to enter into and perform its obligations under this Agreement, the Investor represents and warrants to the Company as of the date hereof as follows:

3.1           The Investor is a limited liability company duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all requisite power and authority to execute, deliver and perform this Agreement on behalf of the Investor.  All action on the part of the Investor necessary for the authorization, execution, delivery and performance of all obligations of the Investor under this Agreement has been taken.  This Agreement constitutes the valid and legally binding obligation of the Investor, enforceable in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally or by equitable principles, (b) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies and (c) to the extent that the enforceability of indemnification provisions may be limited by applicable laws; provided, however, in the case of subparagraphs (b) and (c), the Investor waives all such limitations to the maximum extent permitted by applicable law.

3.2           The Securities will be acquired by the Investor for its own account for investment purposes and not with a view to, or for sale in connection with, any distribution.  The Investor does not presently have any contract, undertaking or agreement with any person or entity to sell, transfer or grant participation rights to any other person or entity with respect to any of the Securities.

3.3           The Investor is an “accredited investor” within the meaning of Rule 501(a) promulgated under the Securities Act.  The Investor acknowledges and agrees that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available.  The Investor understands that no public market now exists for any securities issued by the Company and that a public market may never exist for the Securities.

3.4           The Investor acknowledges that it has received all of the information it considers necessary or appropriate for deciding whether to acquire the Securities.  The Investor further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the business, assets, prospects and financial condition of the Company and to obtain any additional information necessary to verify the accuracy of the information provided by the Company and the risks associated with its decision to acquire the Securities.

4.             Conditions to Closing.

4.1           Conditions to Obligations of the Investor.  The obligations of the Investor under this Agreement are subject to the fulfillment, or the waiver by the Investor, of the conditions set forth in this Section 4.1 on or before the Closing Date:

(a)           The representations and warranties of the Company contained in Section 2 shall be true, correct and complete on and as of Closing with the same force and effect as if they had been made at such time.

(b)           The Company shall have performed and complied in all material respects with all conditions, covenants and agreements contained in this Agreement required to be performed or complied with by it on or before the Closing.

(c)           All consents and approvals required for the consummation of the transactions contemplated by this Agreement shall have been obtained.

(d)           The Company shall have delivered to the Investor the Note and the Warrants, duly executed by the Company.

4.2           Conditions to Obligations of the Company.  The obligations of the Company under this Agreement are subject to the fulfillment, or the waiver in writing by the Company, of the conditions set forth in this Section 4.2 on or before the Closing Date:

(a)           The representations and warranties of the Investor contained in Section 2 shall be true, correct and complete on and as of Closing with the same force and effect as if they had been made at such time.

(b)           The Investor shall have performed and complied in all material respects with all conditions, covenants and agreements contained in this Agreement required to be performed or complied with by it on or before the Closing.

(c)           All consents and approvals required for the consummation of the transactions contemplated by this Agreement shall have been obtained.

(d)           The Investor shall have delivered to the Company the Loan Amount in accordance with Section 1.2 above.

5.            Covenants of the Company.  The Company hereby covenants and agrees, that, except as otherwise required hereby, until the date upon which all outstanding amounts under the Note are fully repaid:

5.1           Maintenance of Properties and Leases.  The Company shall keep its properties in good repair, working order and condition, and from time to time make all needed and proper, or legally required, repairs, renewals, replacements, additions and improvements thereto; and the Company shall at all times comply with each provision of all leases and agreements to which the Company is a party or under which the Company occupies, or has possession of, any property.

5.2           Accounts and Records.  The Company shall keep true records and books of account in which full, true and correct entries shall be made of all dealings or transactions in relation to its business and affairs as required in accordance with U.S. generally accepted accounting principles.

5.3           Compliance with Requirements of Governmental Authorities.  The Company shall duly observe and conform in all material respects to all requirements of governmental authorities relating to the conduct of its business or to its property or assets.

5.4           Further Assurances.  At any time, and from time to time, upon the written request of the Investor, execute and deliver such further documents and do such further acts and things as the Investor may reasonably request in order to effect the purposes of this Agreement.

6.             Miscellaneous.

6.1           Survival.  All representations and warranties made by the Company and the Investor in this Agreement or pursuant hereto shall survive the Closing.  The covenants and agreements set forth in this Agreement shall survive the Closing and shall continue until all obligations set forth therein shall have been performed or satisfied or they shall have terminated in accordance with their terms.

6.2           Successors and Assigns.  Except as otherwise expressly provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties (including transferees of any Securities).  Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by the Company.  Any attempted assignment made in contravention of this Agreement shall be null and void and of no force or effect.

6.3           Entire Agreement.  This Agreement and the documents, schedules and exhibits referred to herein constitute the entire agreement between the parties and supersede all prior communications, representations, understandings and agreements of the parties with respect to the subject matter hereof and thereof.  No party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein.  All schedules and exhibits hereto are hereby incorporated herein by reference.  Nothing in this Agreement, express or implied, is intended to confer upon any third party any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

6.4           General Interpretation.  The terms of this Agreement have been negotiated by the parties hereto and the language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent.  This Agreement shall be construed without regard to any presumption or rule requiring construction against the party causing such instrument or any portion thereof to be drafted, or in favor of the party receiving a particular benefit under this Agreement.  No rule of strict construction will be applied against any person or entity.

6.5           Jury Trial Waiver.  To the fullest extent permitted by law, and as separately bargained-for-consideration, each party hereby waives any right to trial by jury in any action, suit, proceeding or counterclaim of any kind arising out of or relating to this Agreement.

6.6           Governing Law.  This Agreement shall be governed by and construed under the laws of the State of Delaware, without regard to its body of law controlling conflicts of law.

6.7           Section Headings.  The section headings are for the convenience of the parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties.

6.8           Severability.  If any term of provision of this Agreement is determined to be illegal, unenforceable or invalid in whole or in part for any reason, such illegal, unenforceable or invalid provisions or party thereof shall be stricken from this Agreement, and such provision shall not affect the legality, enforceability or validity of the remainder of this Agreement.  If any provision or part thereof of this Agreement is stricken in accordance with the provisions of this Section 6.8, then such stricken provision shall be replaced, to extent possible, with a legal, enforceable and valid provision that is as similar in tenor to the stricken provision as is legally possible.

6.9           Notices.  All notices required or permitted under this Agreement or the Notes shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) business day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt.  All such communications shall be sent to the Company at the address as set forth on the signature page hereof (with a copy to Michael Grundei, Esq., Wiggin and Dana LLP, Two Stamford Plaza, 281 Tresser Boulevard, Stamford, Connecticut 06901, Fax: 203-363-7676) and to the Investor at the addresses set forth on the signature page hereof or at such other address as the Company or the Investor may designate by three (3) days advance written notice to the other party hereto.

6.10          Amendments and Waivers.  Except as otherwise expressly set forth in this Agreement, any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the Investor.

6.11          Pronouns.  Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neutral forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

6.12           No Waiver.  No waiver of any provision or consent to any action shall constitute a waiver of any other provision or consent to any other action, whether or not similar.  No waiver or consent shall constitute a continuing waiver or consent or commit a party to provide a waiver in the future except to the extent specifically set forth in writing.

6.13          Counterparts.  This Agreement may be executed and delivered (including by facsimile or other electronic transmission) in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same document.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the date first written above.

COMPANY:

VIRTUAL PIGGY, INC.
a Delaware corporation

By:
Name:
Title:

Address:	221 Hermosa Ave., Suite 210
Hermosa Beach, CA 90254
Fax:	(310) 634-1246
Attn:	Chief Financial Officer

INVESTOR:

[____________]

[____________]

Address:	[____________]
[____________]

[Signature page to Note and Warrant Purchase Agreement]

EXHIBIT A

VIRTUAL PIGGY, INC.

PROMISSORY NOTE

$[_________]	December 27, 2013

This Note is issued pursuant to that certain Note and Warrant Purchase Agreement dated as of the date hereof (the “Purchase Agreement”).  Capitalized terms used herein but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Purchase Agreement.

1.             Principal and Interest.

VIRTUAL PIGGY, INC., a Delaware corporation (the “Company”), for value received, hereby promises to pay to [____________] (“Payee”), in lawful money of the United States at the address of Payee the principal amount of [_____________] ($[_____________]), together with interest (computed on the basis of a 360-day year for the actual number of days elapsed) accruing and compounding monthly from the date hereof on the unpaid balance of such principal amount from time to time outstanding at a rate equal to ten percent (10%) per annum until paid in full as provided herein.

Subject to the terms hereof, the principal of, and all accrued but unpaid interest on, this Note are due and payable on the earliest of the following (such date, “Maturity Date”):

(a)           within five (5) days after the sale of the Company’s securities in one transaction or series of related transactions, which sale results in gross proceeds to the Company of at least $3,000,000;

(b)           upon (i) the sale or other disposition of all or substantially all of the Company’s assets or (ii) the acquisition of the Company by another entity by means of any transaction or series of related transactions to which the Company is party (including, without limitation, any stock acquisition, reorganization, merger or consolidation but excluding any sale of stock for capital raising purposes) other than a transaction or series of transactions in which the holders of the voting securities of the Company outstanding immediately prior to such transaction continue to retain (either by such voting securities being converted into voting securities of the surviving entity), as a result of shares in the Company held by such holders prior to such transaction, at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such transaction or series of transactions; or

(c)           February 28, 2014.

Upon payment in full of all amounts payable hereunder, this Note shall be surrendered to the Company for cancellation.

2.            Prepayment.  This Note may be prepaid in whole or in part at any time without the payment of any unearned interest, penalty or premium, upon five (5) days’ prior written notice to Payee.  Each and every payment (including all partial payments or prepayments) received by the Payee under this Note shall be applied first to costs due in connection with this Note, then to outstanding interest and then to outstanding principal.

3.            Event of Default.  The outstanding principal of, and all accrued but unpaid interest on, this Note shall become immediately due and payable, at the election of Payee, if (a) the Company commences any proceeding in bankruptcy or for dissolution, liquidation, winding-up, composition or other relief under state or federal bankruptcy laws; (b) any such proceeding is commenced against the Company, or a receiver or trustee is appointed for the Company or a substantial part of its property; (c) the Company breaches any representation, warranty, covenant or agreement set forth in the Purchase Agreement or this Note and such breach remains uncured for a period of seven (7) days after the Company receives written notice thereof (each, an “Event of Default”).  Interest shall accrue after an Event of Default at the rate of fifteen percent (15%) per annum until this Note is paid in full or such Event of Default is cured (the “Default Rate”).

4.            Waivers.  The Company hereby waives presentment, demand for performance, notice of non-performance, protest, notice of protest and notice of dishonor.  No waiver of any provision or consent to any action shall constitute a waiver of any other provision or consent to any other action, whether or not similar.  No waiver or consent shall constitute a continuing waiver or consent or commit a party to provide a waiver in the future except to the extent specifically set forth in writing.  The Payee shall not be deemed, by any act of omission or commission, to have waived any of its rights or remedies hereunder unless such waiver is in writing and signed by the Payee and then only to the extent specifically set forth in writing.  THE COMPANY ACKNOWLEDGES THAT THE OBLIGATION EVIDENCED BY THIS NOTE IS A COMMERCIAL TRANSACTION AND WAIVES ITS RIGHTS TO NOTICE AND HEARING UNDER APPLICABLE LAW, OR AS OTHERWISE ALLOWED BY ANY STATE OR FEDERAL LAW WITH RESPECT TO ANY PREJUDGMENT REMEDY WHICH THE PAYEE MAY DESIRE TO USE.

5.            Attorney’s Fees.  Should this Note or any part thereof be collected at law or in equity, or in bankruptcy, receivership or any other court proceeding (whether at the trial or appellate level), or should this Note be placed in the hands of attorneys for collection following any Event of Default, the Company agrees to pay, in addition to the principal, any late payment charge and interest due and payable hereunder, all costs of collecting or attempting to collect this Note, including reasonable attorneys' fees and expenses and court costs, regardless of whether any legal proceeding is commenced hereunder, together with interest thereon at the Default Rate from the date paid by Payee until such expenses are repaid to Payee.

6.            Governing Law.  This Note shall be governed by and construed under the laws of the State of Delaware, without regard to its body of law controlling conflicts of law.

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7.            Legal Interest.  Notwithstanding anything heretofore set forth to the contrary, in no event shall any interest payable under this Note exceed the maximum interest rate permitted under law or the rate that could subject Payee to either civil or criminal liability as a result of being in excess of the maximum interest rate that the Company is permitted by applicable law to contract or agree to pay.  If by the terms of this Note, the Company is at any time required or obligated to pay interest on the principal balance due hereunder at a rate in excess of such maximum rate, the interest rate hereinabove set forth or the Default Rate, as the case may be, shall be deemed to be immediately reduced to such maximum rate and all previous payments in excess of the maximum rate shall be deemed to have been payments in reduction of principal and not on account of the interest due hereunder.  All sums paid or agreed to be paid to the Payee for the use, forbearance, or detention of the indebtedness hereunder, shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term of this Note until payment in full so that the rate or amount of interest on account of the indebtedness hereunder does not exceed the maximum lawful rate of interest from time to time in effect and applicable to the Loan for so long as the Loan is outstanding. The Company agrees to an effective rate of interest that is the rate stated herein plus any additional rate of interest resulting from any other charges in the nature of interest paid or to be paid by or on behalf of the Company, or any benefit received or to be received by Payee, in connection with this Note.

8.            Amendment.  Except as otherwise set forth in the Purchase Agreement, any term of this Note may be amended and the observance of any term of this Note may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and Payee.

9.            Remedies Cumulative.  The rights, powers and remedies of the Payee, available at law, in equity or as stated herein, shall be cumulative and concurrent and may be exercised or otherwise pursued by the Payee singly, successively or concurrently against the Company at the sole discretion of the Payee, and may be exercised as often as occasion therefor shall incur.  The failure to exercise any such right or remedy shall in no event be construed as a waiver or release thereof.

10.           Jury Trial Waiver.  To the fullest extent permitted by law, and as separately bargained-for-consideration, each party hereby waives any right to trial by jury in any action, suit, proceeding or counterclaim of any kind arising out of or relating to this Note.

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IN WITNESS WHEREOF, the Company has caused this Note to be duly executed and delivered by its proper and duly authorized officer as of the date first written above.

VIRTUAL PIGGY, INC.
a Delaware corporation

By:
Name:
Title:

[Signature Page to Promissory Note – [____________]]

EXHIBIT B

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE.  THE SECURITIES REPRESENTED HEREBY HAVE BEEN TAKEN BY THE REGISTERED OWNER FOR INVESTMENT, AND WITHOUT A VIEW TO RESALE OR DISTRIBUTION THEREOF, AND MAY NOT BE SOLD, TRANSFERRED OR DISPOSED OF WITHOUT AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH TRANSFER OR DISPOSITION DOES NOT VIOLATE THE SECURITIES ACT OF 1933, AS AMENDED, THE RULES AND REGULATIONS THEREUNDER OR OTHER APPLICABLE SECURITIES LAWS.

WARRANT TO PURCHASE COMMON STOCK

OF

VIRTUAL PIGGY, INC.

WARRANT NO. 2013- _________

This WARRANT (“Warrant”) is to verify that, FOR VALUE RECEIVED, [____________] (“Holder”), is entitled to purchase, subject to the terms and conditions hereof, from Virtual Piggy, Inc. a Delaware corporation (the “Company”), [____________] ([____________]) shares of common stock, $0.0001 par value per share, of the Company (the “Common Stock”), at any time during the period commencing at 9:00 a.m. Eastern Time on the date hereof (the “Commencement Date”) and ending at 5:00 p.m. Eastern Time on the second (2nd) anniversary hereof (the “Termination Date”), at an exercise price (the “Exercise Price”) of $0.01 per share of Common Stock.  The number of shares of Common Stock purchasable upon exercise of this Warrant and the Exercise Price per share shall be subject to adjustment from time to time upon the occurrence of certain events as set forth below.

The shares of Common Stock or any other shares or other units of stock or other securities or property, or any combination thereof, then receivable upon exercise of this Warrant, as adjusted from time to time, are sometimes referred to hereinafter as “Exercise Shares.”  The exercise price per share as from time to time in effect is referred to hereinafter as the “Exercise Price.”

1.            Exercise of Warrant; Issuance of Exercise Shares.

(a)           Exercise of Warrant.  Subject to the terms hereof, the purchase rights represented by this Warrant are exercisable by the Holder in whole or in part, at any time, and from time to time, by the surrender of this Warrant and the Notice of Exercise annexed hereto duly completed and executed on behalf of the Holder, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company) accompanied by payment of the Exercise Price in full in cash or by bank or certified check for the Exercise Shares with respect to which this Warrant is exercised and a completed and duly executed Notice of Exercise form attached hereto as Appendix A.

In the event that this Warrant shall be duly exercised in part prior to the Termination Date, the Company shall issue a new Warrant or Warrants of like tenor evidencing the rights of the Holder thereof to purchase the balance of the Exercise Shares purchasable under the Warrant so surrendered that shall not have been purchased.

(b)           Issuance of Exercise Shares; Delivery of Warrant Certificate.  The Company shall, within three (3) business days after the exercise of this Warrant (“Warrant Share Delivery Date”), issue in the name of and cause to be delivered to the Holder one or more certificates representing the Exercise Shares to which the Holder shall be entitled upon such exercise under the terms hereof.  Such certificate or certificates shall be deemed to have been issued and the Holder shall be deemed to have become the record holder of the Exercise Shares as of the date of the due exercise of this Warrant.  In addition to any other rights available to the Holder, if the Company fails to transmit to the Holder a certificate or the certificates representing the Exercise Shares or to credit the Holder’s balance account for such number of Exercise Shares pursuant to an exercise on or before the Warrant Share Delivery Date, and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) or the Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Exercise Shares which the Holder anticipated receiving upon such exercise (a “Buy-In”), then the Company shall (A) pay in cash to the Holder the amount, if any, by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the “Buy-In Amount”) exceeds (y) the amount obtained by multiplying (1) the number of Exercise Shares that the Company was required to deliver to the Holder in connection with the exercise at issue times (2) the price at which the sell order giving rise to such purchase obligation was executed, and (B) at the option of the Holder, either (i) reinstate the portion of the Warrant and equivalent number of Exercise Shares for which such exercise was not honored and refund the exercise paid therefor or (ii) deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder.  For example, if the Holder’s Buy-In Amount is $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock and if the aggregate sales price of the shares giving rise to such Buy-In obligation was $10,000, under clause (A) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000.  The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In and, upon request of the Company, evidence of the amount of such loss.  Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

(c)           Exercise Shares Fully Paid and Non-assessable.  The Company agrees and covenants that all Exercise Shares issuable upon the due exercise of the Warrant represented by this Warrant certificate (“Warrant Certificate”) will, upon issuance and payment therefor in accordance with the terms hereof, be duly authorized, validly issued, fully paid and non-assessable and free and clear of all taxes (other than taxes which, pursuant to Section 2 hereof, the Company shall not be obligated to pay) or liens, charges, and security interests created or permitted by the Company with respect to the issuance thereof.

(d)           Reservation of Exercise Shares.  The Company covenants that during the term that this Warrant is exercisable, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Exercise Shares upon the exercise of this Warrant.

(e)           Fractional Shares.  The Company shall not be required to issue fractional shares of capital stock upon the exercise of this Warrant or to deliver Warrant Certificates that evidence fractional shares of capital stock.  In the event that any fraction of an Exercise Share would, except for the provisions of this subsection (e), be issuable upon the exercise of this Warrant, the Company shall pay to the Holder exercising the Warrant an amount in cash equal to such fraction multiplied by the Current Market Value of the Exercise Share on the last business day prior to the date on which this Warrant is exercised.  For purposes of this Warrant, the “Current Market Value” for any day shall be determined as follows:

(i)           if the Exercise Shares are traded in the over-the-counter market and not on any national securities exchange, the average of the mean between the last bid and asked prices per share, as reported by Bloomberg, L.P., or an equivalent generally accepted reporting service, or if not so reported, the average of the closing bid and asked prices for an Exercise Share as furnished to the Company by any member of the Financial Industry Regulatory Authority, selected by the Company for that purpose; or

(ii)           if the Exercise Shares are listed or traded on a national securities exchange, the closing price on the principal national securities exchange on which they are so listed or traded, on the last business day prior to the date of the exercise of this Warrant.  The closing price referred to in this clause (ii) shall be the last reported sales price or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices, in either case on the national securities exchange on which the Exercise Shares are then listed; or

(iii)           if the Exercise Shares are not traded in the over-the-counter market or on any national securities exchange or no such closing price or closing bid and asked prices are available, as determined in any reasonable manner as may be prescribed by the Board of Directors of the Company.

2.            Payment of Taxes.

(a)           Stamp Taxes.  The Company will pay all documentary stamp taxes, if any, attributable to the initial issuance of Exercise Shares upon the exercise of this Warrant; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue of any Exercise Shares in a name other than that of the Holder of a Warrant Certificate surrendered upon the exercise of a Warrant, and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.  Except as specifically provided in this Section 2, Holder shall be responsible for the payment of all other taxes incurred in connection with the receipt, transfer or sale of the Warrant or the Exercise Shares.

(b)Withholding.  The Holder shall pay to the Company, or make arrangements satisfactory to the Company regarding payment of, any federal, state, local and/or payroll taxes of any kind required by law to be withheld with respect to the grant of this Warrant or the issuance of the Exercise Shares.  The Company may, to the extent permitted by law, deduct any such taxes from any payment of any kind otherwise due to the Holder whether or not pursuant to this Warrant.  The Holder may elect, with the consent of the Company, to have such tax withholding obligation satisfied, in whole or in part, by: (i) authorizing the Company to withhold from the Exercise Shares a number of shares of Common Stock having an aggregate Current Market Value that would satisfy the minimum withholding amount due, or (ii) delivering to the Company a number of shares of Common Stock of which the Holder is the record and beneficial owner and that have been held by the Holder for at least six (6) months with an aggregate Current Market Value that would satisfy the minimum withholding amount due.  The Company may require that any fractional share amount be settled in cash.  For the purposes of this Section 2, Current Market Value shall be determined as of the date on which the amount of tax to be withheld is determined.

3.            Mutilated or Missing Warrant Certificates.  In case any Warrant shall be mutilated, lost, stolen or destroyed, the Company may in its discretion issue, in exchange and substitution for and upon cancellation of the mutilated Warrant, or in lieu of and in substitution for the Warrant lost, stolen or destroyed, a new Warrant or Warrants of like tenor and in the same aggregate denomination, but only (i) in the case of loss, theft or destruction, upon receipt of evidence satisfactory to the Company of such loss, theft or destruction of such Warrant and indemnity or bond, if requested, also reasonably satisfactory to the Company and (ii) in the case of mutilation, upon surrender of the mutilated Warrant.  Applicants for such substitute Warrants shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company or its counsel may prescribe.

4.            Rights of Holder.  The Holder shall not, by virtue of anything contained in this Warrant or otherwise, be entitled to any right whatsoever, either in law or equity, of a stockholder of the Company, including without limitation, the right to receive dividends or to vote or to consent or to receive notice as a shareholder in respect of the meetings of shareholders or the election of directors of the Company or any other matter.

5.            Registration of Transfers and Exchanges.  This Warrant may be transferred or exchanged, at the option of the Holder thereof and without change, when surrendered to the Company at its principal office, or at the office of its transfer agent, if any, for another Warrant or other Warrants of like tenor and representing in the aggregate the right to purchase from the Company a like number and kind of Exercise Shares as the Warrant surrendered for exchange, and the Warrant so surrendered shall be canceled by the Company or transfer agent, as the case may be.

6.            Adjustment of Exercise Shares and Exercise Price.  The Exercise Price and the number and kind of Exercise Shares purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the happening of certain events as hereinafter provided. The Exercise Price in effect at any time and the number and kind of securities purchasable upon exercise of each Warrant shall be subject to adjustment as follows:

(a)           In case of any consolidation or merger of the Company with another corporation (other than a merger with another corporation in which the Company is the surviving corporation and which does not result in any reclassification or change -- other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination -- of outstanding Common Stock issuable upon such exercise), the rights of the Holder of this Warrant shall be adjusted in the manner described below:

(i)           In the event that the Company is the surviving corporation or is merged into a wholly owned subsidiary for the purpose of incorporating the Company in a different jurisdiction, this Warrant shall, without payment of additional consideration therefor, be deemed modified so as to provide that the Holder of this Warrant, upon the exercise thereof, shall procure, in lieu of each share of Common Stock theretofore issuable upon such exercise, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change, consolidation or merger by the holder of each share of Common Stock, had exercise of this Warrant occurred immediately prior to such reclassification, change, consolidation or merger. This Warrant (as adjusted) shall be deemed to provide for further adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 6.  The provisions of this clause (i) shall similarly apply to successive reclassifications, changes, consolidations and mergers.

(ii)           In the event that the Company is not the surviving corporation (except in the case of a merger of the Company into a wholly owned subsidiary for the purpose of incorporating the Company in a different jurisdiction), Holder shall be given at least fifteen (15) days prior written notice of such transaction and shall be permitted to exercise this Warrant, to the extent it is exercisable as of the date of such notice, during this fifteen (15) day period.  Upon expiration of such fifteen (15) day period, this Warrant and all of Holder’s rights hereunder shall terminate.

(b)   If the Company, at any time while this Warrant, or any portion thereof, remains outstanding and unexpired, by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this Section 6.

(c)           In case the Company shall (i) pay a dividend or make a distribution on its shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding Common Stock into a smaller number of shares, the Exercise Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination or reclassification, shall be proportionally adjusted so that the Holder of this Warrant exercised after such date shall be entitled to receive the aggregate number and kind of shares that, if this Warrant had been exercised by such Holder immediately prior to such date, he would have owned upon such exercise and been entitled to receive upon such dividend, subdivision, combination or reclassification.  For example, if the Company declares a 2 for 1 stock dividend or stock split and the Exercise Price immediately prior to such event was $0.40 per share, the adjusted Exercise Price immediately after such event would be $0.20 per share. Such adjustment shall be made successively whenever any event listed above shall occur.  Whenever the Exercise Price payable upon exercise of each Warrant is adjusted pursuant to this subsection (c), the number of Exercise Shares purchasable upon exercise of this Warrant shall simultaneously be adjusted by multiplying the number of Exercise Shares initially issuable upon exercise of this Warrant by the Exercise Price in effect on the date hereof and dividing the product so obtained by the Exercise Price, as adjusted.

(d)           In the event that at any time, as a result of an adjustment made pursuant to subsection (a), (b) or (c) above, the Holder of this Warrant thereafter shall become entitled to receive any Exercise Shares of the Company, other than Common Stock, thereafter the number of such other shares so receivable upon exercise of this Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in subsections (a), (b) or (c) above.

(e)           Irrespective of any adjustments in the Exercise Price or the number or kind of Exercise Shares purchasable upon exercise of this Warrant, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the similar Warrants initially issuable pursuant to this Warrant.

(f)           Whenever the Exercise Price shall be adjusted as required by the provisions of the foregoing Section 6, the Company shall forthwith file in the custody of its Secretary or an Assistant Secretary at its principal office and with its stock transfer agent, if any, an officer’s certificate showing the adjusted Exercise Price determined as herein provided, setting forth in reasonable detail the facts requiring such adjustment, including a statement of the number of additional shares of Common Stock, if any, and such other facts as shall be necessary to show the reason for and the manner of computing such adjustment.  Each such officer’s certificate shall be made available at all reasonable times for inspection by the holder and the Company shall, forthwith after each such adjustment, mail a copy of such certificate to the Holder.

(g)           All calculations under this Section 6 shall be made to the nearest cent or to the nearest one one-hundredth (1/100th) of a share, as the case may be.

7.             Investment Intent, Exercise Restrictions and Transfer Restrictions.

(a)           The Warrant and the Exercise Shares may not be offered for sale or sold, or otherwise transferred or sold by the Holder in any transaction which would constitute a sale thereof within the meaning of the Securities Act of 1933, as amended (the “1933 Act”), unless (i) such security has been registered for sale under the 1933 Act and registered or qualified under applicable state securities laws relating to the offer and sale of securities, or (ii) exemptions from the registration requirements of the 1933 Act and the registration or qualification requirements of all such state securities laws are available and the Company shall have received an opinion of counsel satisfactory to the Company that the proposed sale or other disposition of such securities may be effected without registration under the 1933 Act and would not result in any violation of any applicable state securities laws relating to the registration or qualification of securities for sale, such counsel and such opinion to be satisfactory to the Company.

The Holder agrees to indemnify and hold harmless the Company against any loss, damage, claim or liability arising from the disposition of this Warrant or any Exercise Share held by such holder or any interest therein in violation of the provision of this Section 7(a).

(b)           The certificates evidencing any Exercise Shares issued upon the exercise of this Warrant shall have endorsed thereon (except to the extent that the restrictions described in any such legend are no longer applicable) substantially the following legend, appropriate notations thereof will be made in the Company's stock transfer books, and stop transfer instructions reflecting these restrictions on transfer will be placed with the transfer agent of the Exercise Shares.

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE.  THE SECURITIES REPRESENTED HEREBY HAVE BEEN TAKEN BY THE REGISTERED OWNER FOR INVESTMENT, AND WITHOUT A VIEW TO RESALE OR DISTRIBUTION THEREOF, AND MAY NOT BE SOLD, TRANSFERRED OR DISPOSED OF WITHOUT AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH TRANSFER OR DISPOSITION DOES NOT VIOLATE THE SECURITIES ACT OF 1933, AS AMENDED, THE RULES AND REGULATIONS THEREUNDER OR OTHER APPLICABLE SECURITIES LAWS.

8.           Notices.  All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally, sent by documented overnight delivery service or, to the extent receipt is confirmed, facsimile or other electronic transmission service to the appropriate address or number as set forth below:

If to the Company:

Virtual Piggy, Inc.
1221 Hermosa Avenue, Suite 210
Hermosa Beach, CA 90254
Fax: (310) 634-1246
Attention: Chief Financial Officer

with a copy to:

Wiggin and Dana LLP
Two Stamford Plaza
281 Tresser Boulevard
Stamford, CT 06901
Fax: (203) 363-7676
Attention: Michael Grundei

and to the Holder at the address of the Holder appearing on the books of the Company or the Company's transfer agent, if any.

Either of the Company or the Holder may from time to time change the address to which notices to it are to be mailed hereunder by notice in accordance with the provisions of this Section 8.

9.            Supplements and Amendments.  The Company may from time to time supplement or amend this Warrant without the approval of the Holder of this Warrant in order to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision, or to make any other provisions in regard to matters or questions herein arising hereunder which the Company may deem necessary or desirable and which shall not materially adversely affect the interests of the Holder.  Except as set forth in the immediately preceding sentence, this Warrant may not be amended, modified or supplemented except by an instrument or instruments in writing signed by the party against whom enforcement of any such amendment, modification or supplement is sought.

10.           Successors.  This Warrant shall inure to the benefit of and be binding on the respective successors, assigns and legal representatives of the Holder and the Company.

11.           Severability.  If for any reason any provision, paragraph or terms of this Warrant is held to be invalid or unenforceable, all other valid provisions herein shall remain in full force and effect and all terms, provisions and paragraphs of this Warrant shall be deemed to be severable.

12.           Governing Law.  This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

13.           Attorneys' Fees.  If the Holder or the Company institutes legal action to resolve any dispute arising under or in connection with this Agreement, the prevailing party in such action (as determined by the court, agency or other authority before which such suit or proceeding is commenced), shall be entitled to such reasonable attorneys' fees, costs and expenses as may be fixed by the decision maker.  The foregoing includes reasonable attorneys' fees, expenses and costs of investigation incurred in (1) appellate proceedings; (2) in any post-judgment proceedings to collect or enforce the judgment; (3) establishing the right to indemnification; and (4) any action or participation in, or in connection with, any case or proceeding under Chapter 7, 11 or 13 of the Bankruptcy Code (11 United States Code Sections 101 et seq.), or any successor statutes.  This provision is separate and several and shall survive the termination of this Agreement.

14.           Headings.  Section and subsection headings used herein are included herein for convenience of reference only and shall not affect the construction of this Warrant nor constitute a part of this Warrant for any other purpose.

15.           Counterparts.  This Agreement may be executed in counterparts, each of which shall be treated as an original but all of which taken together shall constitute but one and the same instrument.  Facsimile or other electronically transmitted signatures shall be treated as originals for all purposes.

[Remainder of page intentionally left blank.  Signatures on following page.]

IN WITNESS WHEREOF, the Company has caused this Warrant No. 2013-_________ to be duly executed and delivered by its proper and duly authorized officer as of the 27th day of December, 2013.

VIRTUAL PIGGY, INC.
a Delaware corporation

By:
Name:
Title:

ACKNOWLEDGED AND AGREED:

[____________]

[____________]

[Signature Page to Warrant to Purchase Common Stock of Virtual Piggy, Inc.]

APPENDIX A

NOTICE OF EXERCISE

To:	Virtual Piggy, Inc.
1221 Hermosa Avenue, Suite 210
Hermosa Beach, CA 90254

Attention: Chief Financial Officer

(1)           The undersigned hereby elects to purchase ____________ shares of Common Stock of Virtual Piggy, Inc., a Delaware corporation, pursuant to the terms of the attached Warrant, and tenders herewith payment of the Exercise Price for such shares in full in accordance with the terms of the Warrant.

(2)           In exercising this Warrant, the undersigned hereby confirms and acknowledges that the shares of Common Stock to be issued upon conversion hereof are being acquired solely for the account of the undersigned, not as a nominee for any other party, and for investment purposes only (unless such shares are subject to resale pursuant to an effective prospectus), and that the undersigned will not offer, sell or otherwise dispose of any such shares of Common Stock except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

(3)           Terms not otherwise defined in this Notice of Exercise shall have the meanings ascribed to such terms in the attached Warrant

(4)           Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned.

HOLDER

(Date)	(Signature)

EXHIBIT C

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE.  THE SECURITIES REPRESENTED HEREBY HAVE BEEN TAKEN BY THE REGISTERED OWNER FOR INVESTMENT, AND WITHOUT A VIEW TO RESALE OR DISTRIBUTION THEREOF, AND MAY NOT BE SOLD, TRANSFERRED OR DISPOSED OF WITHOUT AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH TRANSFER OR DISPOSITION DOES NOT VIOLATE THE SECURITIES ACT OF 1933, AS AMENDED, THE RULES AND REGULATIONS THEREUNDER OR OTHER APPLICABLE SECURITIES LAWS.

WARRANT TO PURCHASE COMMON STOCK

OF

VIRTUAL PIGGY, INC.

WARRANT NO. 2013- _________

This WARRANT (“Warrant”) is to verify that, FOR VALUE RECEIVED, [____________] (“Holder”) is entitled to purchase, subject to the terms and conditions hereof, from Virtual Piggy, Inc. a Delaware corporation (the “Company”), [____________] ([____________]) shares of common stock, $0.0001 par value per share, of the Company (the “Common Stock”), at any time during the period commencing at 9:00 a.m., Eastern Time on the date hereof (the “Commencement Date”) and ending at 5:00 p.m. Eastern Time on the second (2nd) anniversary hereof (the “Termination Date”), at an exercise price (the “Exercise Price”) of $1.00 per share of Common Stock.  The number of shares of Common Stock purchasable upon exercise of this Warrant and the Exercise Price per share shall be subject to adjustment from time to time upon the occurrence of certain events as set forth below.

The shares of Common Stock or any other shares or other units of stock or other securities or property, or any combination thereof, then receivable upon exercise of this Warrant, as adjusted from time to time, are sometimes referred to hereinafter as “Exercise Shares.”  The exercise price per share as from time to time in effect is referred to hereinafter as the “Exercise Price.”

1.             Exercise of Warrant; Issuance of Exercise Shares.

(a)           Exercise of Warrant.  Subject to the terms hereof, the purchase rights represented by this Warrant are exercisable by the Holder in whole or in part, at any time, and from time to time, by the surrender of this Warrant and the Notice of Exercise annexed hereto duly completed and executed on behalf of the Holder, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company) accompanied by payment of the Exercise Price in full in cash or by bank or certified check for the Exercise Shares with respect to which this Warrant is exercised and a completed and duly executed Notice of Exercise form attached hereto as Appendix A.

In the event that this Warrant shall be duly exercised in part prior to the Termination Date, the Company shall issue a new Warrant or Warrants of like tenor evidencing the rights of the Holder thereof to purchase the balance of the Exercise Shares purchasable under the Warrant so surrendered that shall not have been purchased.

(b)           Issuance of Exercise Shares; Delivery of Warrant Certificate.  The Company shall, within three (3) business days after the exercise of this Warrant (“Warrant Share Delivery Date”), issue in the name of and cause to be delivered to the Holder one or more certificates representing the Exercise Shares to which the Holder shall be entitled upon such exercise under the terms hereof.  Such certificate or certificates shall be deemed to have been issued and the Holder shall be deemed to have become the record holder of the Exercise Shares as of the date of the due exercise of this Warrant.  In addition to any other rights available to the Holder, if the Company fails to transmit to the Holder a certificate or the certificates representing the Exercise Shares or to credit the Holder’s balance account for such number of Exercise Shares pursuant to an exercise on or before the Warrant Share Delivery Date, and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) or the Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Exercise Shares which the Holder anticipated receiving upon such exercise (a “Buy-In”), then the Company shall (A) pay in cash to the Holder the amount, if any, by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the “Buy-In Amount”) exceeds (y) the amount obtained by multiplying (1) the number of Exercise Shares that the Company was required to deliver to the Holder in connection with the exercise at issue times (2) the price at which the sell order giving rise to such purchase obligation was executed, and (B) at the option of the Holder, either (i) reinstate the portion of the Warrant and equivalent number of Exercise Shares for which such exercise was not honored and refund the exercise paid therefor or (ii) deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder.  For example, if the Holder’s Buy-In Amount is $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock and if the aggregate sales price of the shares giving rise to such Buy-In obligation was $10,000, under clause (A) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000.  The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In and, upon request of the Company, evidence of the amount of such loss.  Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

(c)           Exercise Shares Fully Paid and Non-assessable.  The Company agrees and covenants that all Exercise Shares issuable upon the due exercise of the Warrant represented by this Warrant certificate (“Warrant Certificate”) will, upon issuance and payment therefor in accordance with the terms hereof, be duly authorized, validly issued, fully paid and non-assessable and free and clear of all taxes (other than taxes which, pursuant to Section 2 hereof, the Company shall not be obligated to pay) or liens, charges, and security interests created or permitted by the Company with respect to the issuance thereof.

(d)           Reservation of Exercise Shares.  The Company covenants that during the term that this Warrant is exercisable, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Exercise Shares upon the exercise of this Warrant.

(e)           Fractional Shares.  The Company shall not be required to issue fractional shares of capital stock upon the exercise of this Warrant or to deliver Warrant Certificates that evidence fractional shares of capital stock.  In the event that any fraction of an Exercise Share would, except for the provisions of this subsection (e), be issuable upon the exercise of this Warrant, the Company shall pay to the Holder exercising the Warrant an amount in cash equal to such fraction multiplied by the Current Market Value of the Exercise Share on the last business day prior to the date on which this Warrant is exercised.  For purposes of this Warrant, the “Current Market Value” for any day shall be determined as follows:

(i)           if the Exercise Shares are traded in the over-the-counter market and not on any national securities exchange, the average of the mean between the last bid and asked prices per share, as reported by Bloomberg, L.P., or an equivalent generally accepted reporting service, or if not so reported, the average of the closing bid and asked prices for an Exercise Share as furnished to the Company by any member of the Financial Industry Regulatory Authority, selected by the Company for that purpose; or

(ii)           if the Exercise Shares are listed or traded on a national securities exchange, the closing price on the principal national securities exchange on which they are so listed or traded, on the last business day prior to the date of the exercise of this Warrant.  The closing price referred to in this clause (ii) shall be the last reported sales price or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices, in either case on the national securities exchange on which the Exercise Shares are then listed; or

(iii)           if the Exercise Shares are not traded in the over-the-counter market or on any national securities exchange or no such closing price or closing bid and asked prices are available, as determined in any reasonable manner as may be prescribed by the Board of Directors of the Company.

2.             Payment of Taxes.

(a)           Stamp Taxes.  The Company will pay all documentary stamp taxes, if any, attributable to the initial issuance of Exercise Shares upon the exercise of this Warrant; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue of any Exercise Shares in a name other than that of the Holder of a Warrant Certificate surrendered upon the exercise of a Warrant, and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.  Except as specifically provided in this Section 2, Holder shall be responsible for the payment of all other taxes incurred in connection with the receipt, transfer or sale of the Warrant or the Exercise Shares.

(b)Withholding.  The Holder shall pay to the Company, or make arrangements satisfactory to the Company regarding payment of, any federal, state, local and/or payroll taxes of any kind required by law to be withheld with respect to the grant of this Warrant or the issuance of the Exercise Shares.  The Company may, to the extent permitted by law, deduct any such taxes from any payment of any kind otherwise due to the Holder whether or not pursuant to this Warrant.  The Holder may elect, with the consent of the Company, to have such tax withholding obligation satisfied, in whole or in part, by: (i) authorizing the Company to withhold from the Exercise Shares a number of shares of Common Stock having an aggregate Current Market Value that would satisfy the minimum withholding amount due, or (ii) delivering to the Company a number of shares of Common Stock of which the Holder is the record and beneficial owner and that have been held by the Holder for at least six (6) months with an aggregate Current Market Value that would satisfy the minimum withholding amount due.  The Company may require that any fractional share amount be settled in cash.  For the purposes of this Section 2, Current Market Value shall be determined as of the date on which the amount of tax to be withheld is determined.

3.             Mutilated or Missing Warrant Certificates.  In case any Warrant shall be mutilated, lost, stolen or destroyed, the Company may in its discretion issue, in exchange and substitution for and upon cancellation of the mutilated Warrant, or in lieu of and in substitution for the Warrant lost, stolen or destroyed, a new Warrant or Warrants of like tenor and in the same aggregate denomination, but only (i) in the case of loss, theft or destruction, upon receipt of evidence satisfactory to the Company of such loss, theft or destruction of such Warrant and indemnity or bond, if requested, also reasonably satisfactory to the Company and (ii) in the case of mutilation, upon surrender of the mutilated Warrant.  Applicants for such substitute Warrants shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company or its counsel may prescribe.

4.             Rights of Holder.  The Holder shall not, by virtue of anything contained in this Warrant or otherwise, be entitled to any right whatsoever, either in law or equity, of a stockholder of the Company, including without limitation, the right to receive dividends or to vote or to consent or to receive notice as a shareholder in respect of the meetings of shareholders or the election of directors of the Company or any other matter.

5.             Registration of Transfers and Exchanges.  This Warrant may be transferred or exchanged, at the option of the Holder thereof and without change, when surrendered to the Company at its principal office, or at the office of its transfer agent, if any, for another Warrant or other Warrants of like tenor and representing in the aggregate the right to purchase from the Company a like number and kind of Exercise Shares as the Warrant surrendered for exchange, and the Warrant so surrendered shall be canceled by the Company or transfer agent, as the case may be.

6.             Adjustment of Exercise Shares and Exercise Price.  The Exercise Price and the number and kind of Exercise Shares purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the happening of certain events as hereinafter provided. The Exercise Price in effect at any time and the number and kind of securities purchasable upon exercise of each Warrant shall be subject to adjustment as follows:

(a)           In case of any consolidation or merger of the Company with another corporation (other than a merger with another corporation in which the Company is the surviving corporation and which does not result in any reclassification or change -- other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination -- of outstanding Common Stock issuable upon such exercise), the rights of the Holder of this Warrant shall be adjusted in the manner described below:

(i)           In the event that the Company is the surviving corporation or is merged into a wholly owned subsidiary for the purpose of incorporating the Company in a different jurisdiction, this Warrant shall, without payment of additional consideration therefor, be deemed modified so as to provide that the Holder of this Warrant, upon the exercise thereof, shall procure, in lieu of each share of Common Stock theretofore issuable upon such exercise, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change, consolidation or merger by the holder of each share of Common Stock, had exercise of this Warrant occurred immediately prior to such reclassification, change, consolidation or merger. This Warrant (as adjusted) shall be deemed to provide for further adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 6.  The provisions of this clause (i) shall similarly apply to successive reclassifications, changes, consolidations and mergers.

(ii)           In the event that the Company is not the surviving corporation (except in the case of a merger of the Company into a wholly owned subsidiary for the purpose of incorporating the Company in a different jurisdiction), Holder shall be given at least fifteen (15) days prior written notice of such transaction and shall be permitted to exercise this Warrant, to the extent it is exercisable as of the date of such notice, during this fifteen (15) day period.  Upon expiration of such fifteen (15) day period, this Warrant and all of Holder’s rights hereunder shall terminate.

(b)   If the Company, at any time while this Warrant, or any portion thereof, remains outstanding and unexpired, by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this Section 6.

(c)           In case the Company shall (i) pay a dividend or make a distribution on its shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding Common Stock into a smaller number of shares, the Exercise Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination or reclassification, shall be proportionally adjusted so that the Holder of this Warrant exercised after such date shall be entitled to receive the aggregate number and kind of shares that, if this Warrant had been exercised by such Holder immediately prior to such date, he would have owned upon such exercise and been entitled to receive upon such dividend, subdivision, combination or reclassification.  For example, if the Company declares a 2 for 1 stock dividend or stock split and the Exercise Price immediately prior to such event was $0.40 per share, the adjusted Exercise Price immediately after such event would be $0.20 per share. Such adjustment shall be made successively whenever any event listed above shall occur.  Whenever the Exercise Price payable upon exercise of each Warrant is adjusted pursuant to this subsection (c), the number of Exercise Shares purchasable upon exercise of this Warrant shall simultaneously be adjusted by multiplying the number of Exercise Shares initially issuable upon exercise of this Warrant by the Exercise Price in effect on the date hereof and dividing the product so obtained by the Exercise Price, as adjusted.

(d)           In the event that at any time, as a result of an adjustment made pursuant to subsection (a), (b) or (c) above, the Holder of this Warrant thereafter shall become entitled to receive any Exercise Shares of the Company, other than Common Stock, thereafter the number of such other shares so receivable upon exercise of this Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in subsections (a), (b) or (c) above.

(e)           Irrespective of any adjustments in the Exercise Price or the number or kind of Exercise Shares purchasable upon exercise of this Warrant, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the similar Warrants initially issuable pursuant to this Warrant.

(f)           Whenever the Exercise Price shall be adjusted as required by the provisions of the foregoing Section 6, the Company shall forthwith file in the custody of its Secretary or an Assistant Secretary at its principal office and with its stock transfer agent, if any, an officer’s certificate showing the adjusted Exercise Price determined as herein provided, setting forth in reasonable detail the facts requiring such adjustment, including a statement of the number of additional shares of Common Stock, if any, and such other facts as shall be necessary to show the reason for and the manner of computing such adjustment.  Each such officer’s certificate shall be made available at all reasonable times for inspection by the holder and the Company shall, forthwith after each such adjustment, mail a copy of such certificate to the Holder.

(g)           All calculations under this Section 6 shall be made to the nearest cent or to the nearest one one-hundredth (1/100th) of a share, as the case may be.

7.             Investment Intent, Exercise Restrictions and Transfer Restrictions.

(a)           The Warrant and the Exercise Shares may not be offered for sale or sold, or otherwise transferred or sold by the Holder in any transaction which would constitute a sale thereof within the meaning of the Securities Act of 1933, as amended (the “1933 Act”), unless (i) such security has been registered for sale under the 1933 Act and registered or qualified under applicable state securities laws relating to the offer and sale of securities, or (ii) exemptions from the registration requirements of the 1933 Act and the registration or qualification requirements of all such state securities laws are available and the Company shall have received an opinion of counsel satisfactory to the Company that the proposed sale or other disposition of such securities may be effected without registration under the 1933 Act and would not result in any violation of any applicable state securities laws relating to the registration or qualification of securities for sale, such counsel and such opinion to be satisfactory to the Company.

The Holder agrees to indemnify and hold harmless the Company against any loss, damage, claim or liability arising from the disposition of this Warrant or any Exercise Share held by such holder or any interest therein in violation of the provision of this Section 7(a).

(b)           The certificates evidencing any Exercise Shares issued upon the exercise of this Warrant shall have endorsed thereon (except to the extent that the restrictions described in any such legend are no longer applicable) substantially the following legend, appropriate notations thereof will be made in the Company's stock transfer books, and stop transfer instructions reflecting these restrictions on transfer will be placed with the transfer agent of the Exercise Shares.

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE.  THE SECURITIES REPRESENTED HEREBY HAVE BEEN TAKEN BY THE REGISTERED OWNER FOR INVESTMENT, AND WITHOUT A VIEW TO RESALE OR DISTRIBUTION THEREOF, AND MAY NOT BE SOLD, TRANSFERRED OR DISPOSED OF WITHOUT AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH TRANSFER OR DISPOSITION DOES NOT VIOLATE THE SECURITIES ACT OF 1933, AS AMENDED, THE RULES AND REGULATIONS THEREUNDER OR OTHER APPLICABLE SECURITIES LAWS.

8.           Notices.  All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally, sent by documented overnight delivery service or, to the extent receipt is confirmed, facsimile or other electronic transmission service to the appropriate address or number as set forth below:

If to the Company:

Virtual Piggy, Inc.
1221 Hermosa Avenue, Suite 210
Hermosa Beach, CA 90254
Fax: (310) 634-1246
Attention: Chief Financial Officer

with a copy to:

Wiggin and Dana LLP
Two Stamford Plaza
281 Tresser Boulevard
Stamford, CT 06901
Fax: (203) 363-7676
Attention: Michael Grundei

and to the Holder at the address of the Holder appearing on the books of the Company or the Company's transfer agent, if any.

Either of the Company or the Holder may from time to time change the address to which notices to it are to be mailed hereunder by notice in accordance with the provisions of this Section 8.

9.            Supplements and Amendments.  The Company may from time to time supplement or amend this Warrant without the approval of the Holder of this Warrant in order to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision, or to make any other provisions in regard to matters or questions herein arising hereunder which the Company may deem necessary or desirable and which shall not materially adversely affect the interests of the Holder.  Except as set forth in the immediately preceding sentence, this Warrant may not be amended, modified or supplemented except by an instrument or instruments in writing signed by the party against whom enforcement of any such amendment, modification or supplement is sought.

10.           Successors.  This Warrant shall inure to the benefit of and be binding on the respective successors, assigns and legal representatives of the Holder and the Company.

11.           Severability.  If for any reason any provision, paragraph or terms of this Warrant is held to be invalid or unenforceable, all other valid provisions herein shall remain in full force and effect and all terms, provisions and paragraphs of this Warrant shall be deemed to be severable.

12.           Governing Law.  This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

13.           Attorneys' Fees.  If the Holder or the Company institutes legal action to resolve any dispute arising under or in connection with this Agreement, the prevailing party in such action (as determined by the court, agency or other authority before which such suit or proceeding is commenced), shall be entitled to such reasonable attorneys' fees, costs and expenses as may be fixed by the decision maker.  The foregoing includes reasonable attorneys' fees, expenses and costs of investigation incurred in (1) appellate proceedings; (2) in any post-judgment proceedings to collect or enforce the judgment; (3) establishing the right to indemnification; and (4) any action or participation in, or in connection with, any case or proceeding under Chapter 7, 11 or 13 of the Bankruptcy Code (11 United States Code Sections 101 et seq.), or any successor statutes.  This provision is separate and several and shall survive the termination of this Agreement.

14.           Headings.  Section and subsection headings used herein are included herein for convenience of reference only and shall not affect the construction of this Warrant nor constitute a part of this Warrant for any other purpose.

15.           Counterparts.  This Agreement may be executed in counterparts, each of which shall be treated as an original but all of which taken together shall constitute but one and the same instrument.  Facsimile or other electronically transmitted signatures shall be treated as originals for all purposes.

[Remainder of page intentionally left blank.  Signatures on following page.]

IN WITNESS WHEREOF, the Company has caused this Warrant No. 2013-_________ to be duly executed and delivered by its proper and duly authorized officer as of the 27th day of December, 2013.

VIRTUAL PIGGY, INC.
a Delaware corporation

By:
Name:
Title:

ACKNOWLEDGED AND AGREED:

[____________]

[____________]

[Signature Page to Warrant to Purchase Common Stock of Virtual Piggy, Inc.]

APPENDIX A

NOTICE OF EXERCISE

To:	Virtual Piggy, Inc.
1221 Hermosa Avenue, Suite 210
Hermosa Beach, CA 90254

Attention: Chief Financial Officer

(1)           The undersigned hereby elects to purchase ____________ shares of Common Stock of Virtual Piggy, Inc., a Delaware corporation, pursuant to the terms of the attached Warrant, and tenders herewith payment of the Exercise Price for such shares in full in accordance with the terms of the Warrant.

(2)           In exercising this Warrant, the undersigned hereby confirms and acknowledges that the shares of Common Stock to be issued upon conversion hereof are being acquired solely for the account of the undersigned, not as a nominee for any other party, and for investment purposes only (unless such shares are subject to resale pursuant to an effective prospectus), and that the undersigned will not offer, sell or otherwise dispose of any such shares of Common Stock except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

(3)           Terms not otherwise defined in this Notice of Exercise shall have the meanings ascribed to such terms in the attached Warrant

(4)           Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned.

HOLDER

(Date)	(Signature)